                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                      -----------------------------

                                  FORM 8-K

                               CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event report):  June 30, 1998



              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V


                             Bank of America, FSB
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          (EXACT NAME OF REGISTRANTS AS SPECIFIED IN ITS CHARTER)


                                 UNITED STATES
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


                                  333-3525-01
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                           (COMMISSION FILE NUMBER)


                                  94-1687665
                                  91-0221850
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                    (I.R.S. EMPLOYER IDENTIFICATION NUMBERS)


                             555 CALIFORNIA STREET
                            SAN FRANCISCO, CA 94104
                                 (415) 622-2220
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  (ADDRESS AND TELEPHONE NUMBER OF REGISTRANTS' PRINCIPAL EXECUTIVE OFFICES)

Item 5.   Other Events

          (a)  Monthly Report

The following are filed herewith. The exhibit numbers correspond with Item 601 (b) of Regulation S-K.

       Exhibit No.       Description

       20 Monthly Statements mailed to Certificate Holders pursuant to the Pooling and Servicing Agreement by and between Bank of America National Trust and Savings Association avd Bank of America, FSB, acting through its division, BankAmerica Housing Services, contract seller and servicer, and The First National Bank of Chicago, as Trustee, dated as of June 1, 1998 (a copy of which agreement was filed by the registrant with the Commission on July 7, 1998 as an exhibit to a report on Form 8-K).


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                         BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION

                         BANK OF AMERICA, FSB

                         BY:  /s/   JOHN WHEELER
                            ---------------------------------
                                      John W. Wheeler*
                         Dated:       August 21, 1998
                                      San Diego, California

*Mr. Wheeler is president and Division Chief Executive Officer of Bank of America, FSB.